--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                             New England
                                                           Municipal Income Fund

                                                               [graphic omitted]
                                                                       Where
                                                                      The Best
                                                                        Minds
                                                                       Meet(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                  FEBRUARY 1999
--------------------------------------------------------------------------------
[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500")
- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks - came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Municipal Income Fund's Class A shares since 12/31/88, compared to the Lehman Municipal Index. The plot points to this chart are as follows:]

                      DECEMBER 1988 THROUGH DECEMBER 1998

                                                            LEHMAN
                                                           MUNICIPAL
                    NAV(1)               MSC(2)            INDEX(4)
                    ------               -----             ---------
12/31/88            $10,000             $ 9,550             $10,000
     /89            $10,975             $10,481             $11,079
     /90            $11,580             $11,059             $11,887
     /91            $12,922             $12,340             $13,330
     /92            $14,077             $13,444             $14,504
     /93            $15,858             $15,144             $16,285
     /94            $14,578             $13,922             $15,443
     /95            $17,090             $16,321             $18,140
     /96            $17,881             $17,076             $18,945
     /97            $19,414             $18,540             $20,686
     /98            $20,442             $19,523             $22,026

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                                             AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
   CLASS A (Inception 5/9/77)             1 YEAR        5 YEARS        10 YEARS
   Net Asset Value(1)                      5.3%           5.2%           7.4%
   With Max. Sales Charge(2)               0.5            4.3            6.9
----------------------------------------------------------------------------------------------------
   CLASS B (Inception 9/13/93)            1 YEAR        5 YEARS               SINCE INCEPTION
   Net Asset Value(1)                      4.5%           4.4%                      4.4%
   With CDSC(3)                           -0.5            4.1                       4.2
----------------------------------------------------------------------------------------------------
                                                                                SINCE FUND'S
                                                                                  CLASS B
   COMPARATIVE PERFORMANCE               1 YEAR         5 YEARS        10 YEARS  INCEPTION
   Lehman Municipal Bond Index(4)          6.5%           6.2%           8.2%       6.2%
   Lipper General Muni Debt Average(6)     5.3            5.4            7.7        5.4
   Morningstar Muni National Long Avg.(5)  5.3            5.5            7.7        5.4
----------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. All Index and Fund performance assumes reinvestment of distributions.

                                                                                YIELDS AS OF 12/31/98
----------------------------------------------------------------------------------------------------
                                   CLASS A                   CLASS B
   SEC Yield(7)                       4.6%                     4.1%
   Taxable Equivalent Yield(8)        7.6                      6.8
----------------------------------------------------------------------------------------------------

NOTES TO CHARTS
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Lehman Municipal Bond Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class B since inception return is calculated from 9/30/93.
(5) Morningstar Muni National Long Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.
(6) Lipper General Municipal Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.
(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.
(8) Taxable equivalent yield is based on the maximum federal income tax bracket of 39.6%. The alternative minimum tax may apply. Some federal and state taxes may apply.

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[Photo of Nathan Wentworth]
Nathan Wentworth
Back Bay Advisors, L.P.

Q. How did New England Municipal Income Fund perform over the past 12 months?

New England Municipal Income Fund delivered a total return of 5.3% for Class A shares at net asset value for the 12 months ended December 31, 1998. This included a $0.01 per share gain to $7.76 and the reinvestment of $0.39 per share in dividend distributions. In addition to its strong total return, your Fund continued to provide a high level of tax-free income during the year. On December 31, 1998, the Fund's 30-day SEC yield for Class A shares was 4.6%. This translates into a taxable equivalent yield of 7.6%, based on the maximum federal income tax rate of 39.6%.

Q. What was the investment environment for municipal bonds during the period?

The investment environment for municipal bonds was quite positive. The nation's favorable economic and interest rate environment supported municipal bond prices. Moderate-to-strong economic growth and continued minimal inflation in the United States paved the way for low interest rates. The Federal Reserve Board cut short-term interest rates three times in the fall of 1998 -- for a total of 0.75% -- to stimulate the economy, and as a result, the domestic stock markets. The combination of a sound economy and low interest rates improved the fiscal health and creditworthiness of many municipalities. Economic strength helped generate higher tax revenues, increasing the cash flow of many state and local governments. Further, low interest rates often allowed municipalities to refinance existing debt at more attractive levels, thus lowering their borrowing costs.

Municipal bonds generally suffered from greater supply than demand, however. Investors mainly directed cash to U.S. Treasury bonds and the stock market. In the summer of 1998, investor concerns about the stability of global economies and financial markets fueled a "flight-to-quality" characterized by extraordinary demand for those securities considered to have the highest degree of safety and liquidity. Typically, demand (both domestic and international) is greatest for the most recently issued U.S. Treasury securities. As a result, the prices of Treasury securities rose, driving down yields. Increased demand also drove municipal bond prices up -- pushing yields lower -- but less dramatically than U.S. Treasuries. While they are tax advantaged, the generally lower-yielding nature of municipal bonds appeals to a smaller investor audience, which means less widespread demand and, therefore, less price pressure.

                                          CREDIT QUALITY COMPOSITION -- 12/31/98
--------------------------------------------------------------------------------
                    AAA                                 34.7%
                    AA                                   3.9%
                    A                                   18.7%
                    BBB                                 37.8%
                    Other                                4.9%

           Quality is based on ratings supplied by Standard & Poor's.

                   Portfolio holdings are subject to change.

 AVERAGE CREDIT QUALITY = A              AVERAGE PORTFOLIO MATURITY = 20 YEARS

This past year, however, municipal bond yields were high compared to U.S. Treasury yields -- and offered extremely attractive relative value, based on historical standards. The relatively higher yields of municipal bonds were even more impressive on an after-tax basis, as municipal bonds provided individual investors in virtually all tax brackets substantially more income than U.S. Treasuries. Top "AAA"-rated insured municipal bond yields rose to between 95% and 100% of the yield of U.S. Treasuries with comparable maturities by the end of the year. Historically, "AAA"-rated municipal bonds have yielded an average of 85% of their U.S. government counterparts.

Q. What strategies did you use in managing the Fund?

As always, we emphasized income. We focused on revenue bonds with relatively longer maturities. Revenue bonds are securities whose interest payments are derived from specific streams of revenues, such as airport landing fees or highway tolls. They differ from general obligation bonds whose interest payments come from the general revenues, such as taxes, of a governmental agency. We also emphasized longer-maturity bonds, which tend to pay more income than shorter-maturity bonds.

Duration and average maturity are two measures of a bond's price sensitivity to interest rate changes. In general, the longer a bond's duration or average maturity, the greater potential for price appreciation when interest rates fall and conversely, the greater the risk of price loss when interest rates rise. During 1998 when interest rates generally fell, the portfolio's longer duration and average maturity enhanced the Fund's total return.

Credit quality also played a major role in our strategy and in the Fund's performance. In the first half of the year, the Fund's "BBB" (below investment-grade) and lower-rated bonds contributed significantly to total return, as lower-rated bonds outperformed bonds with higher-ratings due to their higher coupon (stated interest) rates.

Midway through the year, more than 50% of the Fund's assets were invested in bonds rated "BBB" and lower. Demand was exceptionally strong for lower-rated bonds, as investors sought higher yields in the low interest rate environment. Consequently, prices rose and yields fell -- considerably faster than those of higher-rated bonds -- so that the yield advantage provided by lower-rated bonds diminished considerably. As we added new positions during the second half of the year, we emphasized higher-quality bonds. We believed that higher-quality bonds offered better relative value due to their greater creditworthiness and more stable yield characteristics. As of December 31, 1998, the Fund's average credit quality was "A," average maturity was 20 years and duration stood at 6.5 years.

Q. What is your outlook for municipal bonds over the next few months?

We expect municipal bond prices to be relatively stable in the coming months, reflecting a continuation of many of the trends that have been in place over the past year. We anticipate measured U.S economic growth and low inflation. With unemployment at historically low levels, we think the economy still has room to grow. In our opinion, however, the performance of the stock market could determine much of the future course of municipal bond prices. As long as stock prices keep rising, many investors will be tempted to put their money in stocks, which will reduce demand for, and therefore the prices of, bonds. However, if equities begin to experience a downturn, we think many investors could redirect their assets into bonds. This should give tax-exempt bond prices a boost. On an after-tax basis, the high yields of municipal bonds relative to U.S. Treasuries could also support an increase in demand and bond prices.

Over the next six months, we plan to follow many of the strategies already in place -- maintaining a focus on yield and limiting our risk exposure. We will likely concentrate on finding value in higher-quality securities. Higher-quality bonds offer greater price stability. In addition, we don't find that lower-rated bonds currently offer a compelling yield advantage relative to their creditworthiness. Overall, our goal is to strengthen the portfolio's credit quality while sacrificing only minimal yield advantage.

A portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. U.S. Treasury bills and U.S. government bonds fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal. The opinions expressed are those of the former portfolio manager and are subject to change. The occurrence of forecasted events and predictions is not certain and cannot be assured. See the Fund's prospectus for more complete information.

--------------------------------------------------------------------------------
Effective January 1999, James S. Welch assumed management responsibility for your Fund, replacing Nathan R. Wentworth, who has left Back Bay Advisors. Please see the Fund's prospectus supplement at the end of this report for more information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1998

TAX EXEMPT OBLIGATIONS--98.6% OF TOTAL NET ASSETS
                                                                   RATINGS (c)
                                                                   (UNAUDITED)
                                                            -------------------------
  FACE                                                                     STANDARD
 AMOUNT        ISSUER                                         MOODY'S      & POOR'S       VALUE (a)
---------------------------------------------------------------------------------------------------------
            ALASKA--0.5%
$  870,000  Alaska State Housing Finance Corp., 6.500%,
              6/01/2034  ..............................       Aaa          AAA           $    915,658
                                                                                         ------------
            ARIZONA--2.7%
 2,500,000  Navajo County Pollution Control, 5.875%,
              8/15/2028  ..............................       Baa1         A-               2,561,700
 2,300,000  University of Arizona Revenue Bond, 6.350%,
              6/01/2014  ..............................       A1           AA               2,619,309
                                                                                         ------------
                                                                                            5,181,009
                                                                                         ------------
            CALIFORNIA--8.0%
 4,300,000  Foothill/Eastern Transportation Corridor,
              6.500%,1/01/2032  .......................       Baa3         BBB-             4,814,882
 2,000,000  Los Angeles Convention & Exhibition,
              9.000%,12/01/2020  ......................       Aaa          AAA              2,616,880
 2,000,000  Los Angeles Regional Airport Lease, 6.350%,
              11/01/2025  .............................       Baa3         BBB-             2,178,320
 3,000,000  Sacramento Power Authority, 6.000%,
              7/01/ 2022 ..............................       --           BBB-             3,209,460
 2,000,000  Sacramento, California, 6.500%, 7/01/2021 .       --           BBB-             2,320,260
                                                                                         ------------
                                                                                           15,139,802
                                                                                         ------------
            COLORADO--6.0%
 1,500,000  Denver City & County Airport Revenue Bond,
              7.500%,11/15/2006  ......................       Baa1         AAA              1,728,930
 1,500,000  Denver City & County Airport Revenue Bond,
              7.500%,11/15/2012  ......................       Baa1         AAA              1,728,930
 1,655,000  Denver City & County Airport Revenue Bond,
              7.500%,11/15/2023  ......................       Baa1         BBB+             1,904,856
 3,960,000  Denver City & County Airport Revenue Bond,
              7.750%,11/15/2021  ......................       Baa1         BBB+             4,353,901
   345,000  Denver City & County Airport Revenue Pre-
              refunded Bond, 7.500%, 11/15/2023  ......       Aaa          BBB+               414,455
 1,040,000  Denver City & County Airport Revenue Pre-
              refunded Bond, 7.750%, 11/15/2021  ......       Aaa          BBB+             1,174,722
                                                                                         ------------
                                                                                           11,305,794
                                                                                         ------------
            FLORIDA--2.4%
 3,000,000  Escambia County Pollution Control, 6.900%,
              8/01/2022  ..............................       Baa1         BBB              3,285,450
 1,000,000  Martin County Industrial Development
              Authority, 7.875%, 12/15/2025  ..........       Baa3         BBB-             1,149,920
                                                                                         ------------
                                                                                            4,435,370
                                                                                         ------------
            GEORGIA--1.4%
 2,500,000  Atlanta Special Purpose Facilities Revenue
              Bond, 7.900%, 12/01/2018  ...............       Ba2          BBB-             2,623,350
                                                                                         ------------

            ILLINOIS--4.2%
 2,500,000  Chicago Midway Airport Revenue, 5.125%,
              1/01/2035  ..............................       Aaa          AAA              2,416,375
 2,500,000  Illinois Development Finance Authority
              Pollution Control, 7.375%, 7/01/2021  ...       Baa1         BBB              2,869,850
 2,250,000  O'Hare International Airport, 8.200%,
              12/01/2024  .............................       Baa2         BBB-             2,664,855
                                                                                         ------------
                                                                                            7,951,080
                                                                                         ------------
            INDIANA--4.0%
 3,500,000  Indiana Development Finance Authority
              Pollution Control, 6.850%, 12/01/2012  ..       B1           BB               3,594,150
 3,500,000  Indianapolis International Airport
              Authority Revenue Bond, 7.100%, 1/15/2017       Baa2         BBB              3,921,190
                                                                                         ------------
                                                                                            7,515,340
                                                                                         ------------
            KANSAS--1.2%
 2,000,000  Kansas City Utility Systems Revenue Bond,
              6.375%, 9/01/2023  ......................       Aaa          AAA              2,256,600
                                                                                         ------------
            KENTUCKY--2.0%
 1,500,000  Kenton County Airport Board Revenue Bond,
              6.125%, 2/01/2022  ......................       Baa3         BBB-             1,521,510
 2,000,000  Kenton County Airport Board Revenue Bond,
              7.500%, 2/01/2012  ......................       Baa3         BBB-             2,195,360
                                                                                         ------------
                                                                                            3,716,870
                                                                                         ------------
            MASSACHUSETTS--12.0%
 3,000,000  Massachusetts Bay Transportation Authority,
              6.100%, 3/01/2023  ......................       Aa3          A                3,263,880
 5,000,000  Massachusetts State Health & Education
              Facility Authority, 4.750%, 6/01/2031  ..       Aa3          AA-              4,682,400
 2,500,000  Massachusetts State Housing Finance Agency,
              6.300%, 10/01/2013  .....................       A1           A+               2,683,275
 2,315,000  Massachusetts State Housing Finance Agency,
              6.375%, 4/01/2021  ......................       A1           A+               2,482,050
 6,000,000  Massachusetts State Turnpike Authority,
              5.000%, 1/01/2037  ......................       Aaa          AAA              5,845,680
 4,000,000  Massachusetts State Water Resources
              Authority, 4.750%, 8/01/2037  ...........       Aaa          AAA              3,723,360
                                                                                         ------------
                                                                                           22,680,645
                                                                                         ------------
            MICHIGAN--1.1%
 2,250,000  Wayne Charter County Michigan Airport
              Revenue, 4.875%, 12/01/2023  ............       Aaa          AAA              2,163,600
                                                                                         ------------

            NEBRASKA--1.7%
 3,000,000  Nebraska Investment Finance Authority,
              5.850%, 9/01/2028  ......................       --           AAA              3,135,360
                                                                                         ------------
            NEW HAMPSHIRE--1.4%
 2,500,000  New Hampshire Higher Educational Health,
              5.550%, 8/01/2023  ......................       Aaa          --               2,582,125
                                                                                         ------------
            NEW YORK--22.1%
 1,900,000  New York City, 7.500%, 2/01/2005  .........       A3           A-               2,118,348
 1,000,000  New York City Industrial Development
              Agency, 5.750%, 10/01/2036  .............       Baa3         BBB-             1,028,310
 4,585,000  New York City, Pre-refunded, 7.000%,
              10/01/2013 ..............................       A3           A-               5,167,249
 2,040,000  New York State Dormitory Authority Revenue
              Bond, 5.375%, 5/15/2016 .................       A3           BBB+             2,077,842
 4,000,000  New York State Dormitory Authority Revenue
              Bond, 5.500%, 5/15/2013  ................       A3           A-               4,358,120
 5,000,000  New York State Dormitory Authority Revenue
              Bond, 5.500%, 5/15/2023  ................       A3           BBB+             5,100,500
 1,350,000  New York State Dormitory Authority Revenue
              Bond, 5.625%, 5/15/2013  ................       A3           BBB+             1,408,522
 2,740,000  New York State Dormitory Authority Revenue
              Bond, 5.750%, 7/01/2013  ................       Baa1         BBB+             3,052,278
 1,880,000  New York State Dormitory Authority Revenue
              Bond, 7.500%, 5/15/2013  ................       A3           A-               2,415,067
 2,500,000  New York State Medical Care Facilities
              Finance, 5.375%, 2/15/2014  .............       A3           BBB+             2,568,700
 1,655,000  New York State Medical Care Facilities
              Finance, 6.500%, 8/15/2012  .............       Aaa          AAA              1,839,946
 4,150,000  New York State Medical Care Facilities
              Finance Pre-refunded, 5.250%, 8/15/2014         A3           A-               4,240,968
 1,500,000  New York State Thruway Authority Service
              Contract, 5.750%, 4/01/2016 .............       Baa1         BBB+             1,580,670
 3,430,000  New York State Urban Development Corp.
              Revenue Bond, 5.500%, 1/01/2018  ........       Baa1         BBB+             3,508,170
 1,000,000  Port Authority New York & New Jersey,
              7.000%, 10/01/2007  .....................       --           --               1,118,430
                                                                                         ------------
                                                                                           41,583,120
                                                                                         ------------
            OHIO--1.9%
 3,000,000  Cleveland Public Power Systems Revenue
              Bond, 7.000%, 11/15/2024  ...............       Aaa          AAA              3,538,140
                                                                                         ------------

            OREGON--2.3%
 4,000,000  Western Generation Agency, 7.400%,
              1/01/2016 ...............................       --           --               4,374,960
                                                                                         ------------
            PENNSYLVANIA--13.0%
 3,000,000  Delaware County Pollution Control, 7.375%,
              4/01/2021  ..............................       Baa1         BBB+             3,213,840
 2,725,000  Pennsylvania Convention Center Revenue
              Bond, 6.700%, 9/01/2014  ................       Baa          BBB              3,040,092
 2,000,000  Pennsylvania Convention Center Revenue
              Bond, 6.750%, 9/01/2019  ................       Baa          BBB              2,240,440
 3,000,000  Pennsylvania Economic Development
              Financing, 6.600%, 1/01/2019  ...........       --           BBB-             3,196,440
 4,000,000  Pennsylvania Economic Development
              Financing, 7.150%, 12/01/2018  ..........       --           BBB-             4,443,040
 3,000,000  Pennsylvania Economic Development
              Financing, 7.600%, 12/01/2024 ...........       Baa3         BBB              3,428,250
 5,000,000  Philadelphia Airport Systems Authority,
              5.125%, 7/01/2028  ......................       Aaa          AAA              4,917,800
                                                                                         ------------
                                                                                           24,479,902
                                                                                         ------------
            PUERTO RICO--1.7%
 2,845,000  Puerto Rico Commonwealth Highway
              Transporation, 6.625%, 7/01/2018  .......       Aaa          AAA              3,165,802
                                                                                         ------------
            TENNESSEE--1.4%
 2,500,000  Maury County Industrial Development Board,
              6.500%, 9/01/2024  ......................       A3           A                2,720,000
                                                                                         ------------
            TEXAS--4.3%
 2,000,000  Alliance Airport Authority Special
              Facilities, 6.375%, 4/01/2021  ..........       Baa2         BBB              2,152,380
 2,825,000  Fort Worth International Airport, 7.250%,
              11/01/2030  .............................       Baa2         BBB-             3,109,477
 3,000,000  North Texas Thruway Authority, 4.750%,
              1/01/2029  ..............................       Aaa          AAA              2,837,370
                                                                                         ------------
                                                                                            8,099,227
                                                                                         ------------
            US VIRGIN ISLANDS--2.7%
 4,500,000  U.S. Virgin Islands Public Finance
              Authority, 7.250%, 10/01/2018  ..........       --           --               5,136,930
                                                                                         ------------

            WASHINGTON--0.6%
 1,000,000  Washington State Public Power Supply,
              6.800%, 7/01/2007 .......................       Aa           AA               1,093,260
                                                                                         ------------
            Total Tax Exempt Obligations
              (Identified Cost $167,665,425)  .........                                   185,793,944
                                                                                         ------------
            Total Investments -- 98.6% (Identified Cost
              $167,665,425) (b) .......................                                   185,793,944

            Other assets less liabilities  ............                                     2,726,946
                                                                                         ------------
            Total Net Assets--100%  ...................                                  $188,520,890
                                                                                         ============

(a) See Note 1a of Notes to Financial Statements.

(b) Federal Tax Information:
    At December 31, 1998 the net unrealized appreciation on investments based on cost of $167,771,661 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost ..........................................      $18,258,092

    Aggregate gross unrealized depreciation for all investments in which there is an
      excess of tax cost over value ................................................         (235,809)

    Net unrealized appreciation ....................................................     $ 18,022,283
                                                                                         ============

    At December 31, 1998 the Fund had a capital loss carryover of approximately
    $4,865,416 of which $4,839,685 expires on December 31, 2002 and $25,731 expires on December 31, 2005. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 1998. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1998. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998

ASSETS
  Investments at value (Identified cost $167,665,425) ........                         $185,793,944
  Cash .......................................................                               55,473
  Receivable for:
    Fund shares sold .........................................                               29,517
    Accrued interest .........................................                            3,123,217
                                                                                      -------------
                                                                                        189,002,151
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................      $135,466
    Dividends declared .......................................       142,220
  Accrued expenses:
    Management fees ..........................................        70,755
    Deferred trustees' fees ..................................        48,281
    Accounting and administrative ............................         4,630
    Other ....................................................        79,909
                                                                    --------
                                                                                            481,261
                                                                                      -------------
NET ASSETS ...................................................                         $188,520,890
                                                                                       ============
  Net Assets consist of:
    Capital paid in ..........................................                         $177,444,129
    Undistributed (overdistributed) net investment income ....                              (80,004)
    Accumulated net realized gains (losses) ..................                           (6,971,754)
    Unrealized appreciation (depreciation) on investments ....                           18,128,519
                                                                                       ------------
NET ASSETS ...................................................                         $188,520,890
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($172,643,146 divided by 22,247,082 shares of beneficial
  interest) ..................................................                                $7.76
                                                                                              =====
Offering price per share (100/95.50 of $7.76) ................                                $8.13*
                                                                                              =====
Net asset value and offering price of Class B shares
  ($15,877,744 divided by 2,045,836 shares of beneficial
  interest) ..................................................                                $7.76**
                                                                                              =====
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
  Interest ....................................................                         $11,299,107
  Expenses
    Management fees ...........................................    $  834,043
    Service fees - Class A ....................................       436,748
    Service and distribution fees - Class B ...................       143,798
    Trustees' fees and expenses ...............................        13,965
    Accounting and administrative .............................        47,566
    Custodian .................................................        95,444
    Transfer agent ............................................       167,422
    Audit and tax services ....................................        38,700
    Legal .....................................................        10,642
    Printing ..................................................        30,791
    Registration ..............................................        32,590
    Miscellaneous .............................................        19,265
                                                                   ----------
Total expenses ................................................                           1,870,974
                                                                                        -----------
Net investment income .........................................                           9,428,133
                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Realized gain (loss) on Investments - net ...............       733,217
      Unrealized appreciation (depreciation) on Investments -
      net .....................................................      (448,293)
                                                                   ----------
  Net gain (loss) on investment transactions ..................                             284,924
                                                                                        -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........                         $ 9,713,057
                                                                                       ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------
                                                                    1997                    1998
                                                                    ----                    ----
FROM OPERATIONS
  Net investment income ...................................      $  9,706,446           $  9,428,133
  Net realized gain (loss) on investments .................           (25,730)               733,217
  Unrealized appreciation (depreciation) on investment
    transactions ..........................................         5,660,513               (448,293)
                                                                 ------------           ------------
  Increase (decrease) in net assets from operations .......        15,341,229              9,713,057
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (9,422,946)            (8,832,742)
    Class B ...............................................          (596,073)              (620,875)
  In excess of net investment income
    Class A ...............................................                 0                (19,639)
    Class B ...............................................                 0                 (1,380)
                                                                 ------------           ------------
                                                                  (10,019,019)            (9,474,636)
                                                                 ------------           ------------
Increase (decrease) in net assets derived from capital
share transactions ........................................        (8,418,397)            (2,172,125)
                                                                 ------------           ------------
Total increase (decrease) in net assets ...................        (3,096,187)            (1,933,704)
NET ASSETS
  Beginning of the year ...................................       193,550,781            190,454,594
                                                                 ------------           ------------
  End of the year .........................................      $190,454,594           $188,520,890
                                                                 ============           ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year .........................................      $    (98,476)          $    (80,004)
                                                                 ============           ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         CLASS A
                                          ----------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------
                                               1994           1995           1996           1997           1998
                                               ----           ----           ----           ----           ----
Net Asset Value, Beginning
 of the Year ..........................       $ 7.87         $ 6.85         $ 7.60         $ 7.53          $ 7.75
                                              ------         ------         ------         ------          -----
Income From Investment Operations
Net Investment Income ................          0.39           0.42           0.41           0.40           0.39
Net Realized and Unrealized Gain
  (Loss) on Investments ..............         (1.01)          0.74          (0.07)          0.23           0.01
                                              ------         ------         ------         ------          -----
Total From Investment Operations .....         (0.62)          1.16           0.34           0.63           0.40
                                              ------         ------         ------         ------          -----
Less Distributions
Dividends From Net Investment Income .         (0.40)         (0.41)         (0.41)         (0.41)         (0.39)
                                              ------         ------         ------         ------          -----
Total Distributions ..................         (0.40)         (0.41)         (0.41)         (0.41)         (0.39)
                                              ------         ------         ------         ------          -----
Net Asset Value, End of the Year .....        $ 6.85         $ 7.60         $ 7.53         $ 7.75          $ 7.76
                                              ======         ======         ======         ======          ======
Total Return (%) (a) .................          (8.0)          17.2            4.6            8.6            5.3
Ratio of Operating Expenses to
  Average Net Assets (%) .............          0.92           0.93           0.92           0.93           0.93
Ratio of Net Investment Income to
  Average Net Assets (%) .............          5.44           5.52           5.46           5.19           5.03
Portfolio Turnover Rate (%) ..........            88             93             24             14             26
Net Assets, End of the Year (000) ....      $184,202       $195,301       $180,983       $177,099       $172,643

(a) A sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         CLASS B
                                          ----------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------
                                               1994           1995           1996           1997           1998
                                               ----           ----           ----           ----           ----
Net Asset Value, Beginning
 of the Year .........................        $ 7.86         $ 6.85         $ 7.60         $ 7.53          $ 7.75
                                              ------         ------         ------         ------          -----
Income From Investment Operations
Net Investment Income ................          0.34           0.36           0.35           0.34           0.33
Net Realized and Unrealized Gain
  (Loss) on Investments ..............         (1.01)          0.74          (0.07)          0.23           0.01
                                              ------         ------         ------         ------          -----
Total From Investment Operations .....         (0.67)          1.10           0.28           0.57           0.34
                                              ------         ------         ------         ------          -----
Less Distributions
Dividends From Net Investment Income .         (0.34)         (0.35)         (0.35)         (0.35)         (0.33)
                                              ------         ------         ------         ------          -----
Total Distributions ..................         (0.34)         (0.35)         (0.35)         (0.35)         (0.33)
                                              ------         ------         ------         ------          -----
Net Asset Value, End of the Year .....        $ 6.85         $ 7.60         $ 7.53         $ 7.75          $ 7.76
                                              ======         ======         ======         ======          ======
Total Return (%) (a) .................          (8.6)          16.3            3.9            7.8            4.5
Ratio of Operating Expenses to
  Average Net Assets (%) .............          1.67           1.68           1.67           1.68           1.68
Ratio of Net Investment Income to
  Average Net Assets (%) .............          4.69           4.77           4.71           4.44           4.28
Portfolio Turnover Rate (%) ..........            88             93             24             14             26
Net Assets, End of the Year (000) ....        $7,997        $12,069        $12,568        $13,356        $15,878

(a) A contingent deferred sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. WHEN-ISSUED SECURITIES. Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period. At December 31, 1998 the Fund held no such securities.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were $47,533,005 and $48,909,704 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay Advisors") at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1998 are as follows:

          FEES EARNED

          $417,021                  NEFM
           417,022                  Back Bay Advisors

The effective management fee for the year ended December 31, 1998 was 0.44%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $47,566 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $108,717 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $4,015 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $436,748 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1998 is $1,700,600.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $35,950 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1998, the Fund paid New England Funds $107,848 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1998 amounted to $246,409.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                          $1,153
     Meeting Fee                                                 152/meeting
     Annual Committee Member Retainer                            173
     Annual Committee Chairman Retainer                          115

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CONCENTRATION OF CREDIT. At December 31, 1998, the Fund had the following industry concentrations in excess of 10% as a percentage of the Fund's total net assets: Airports 20.4%. The Fund also had more than 10% of its total net assets invested in: Massachusetts 12.0%, New York 22.1% and Pennsylvania 13.0% at December 31, 1998. Certain risks arise from concentrating investments in any state. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

5. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1997                   DECEMBER 31, 1998
                                       --------------------------------    --------------------------------
CLASS A                                     SHARES            AMOUNT            SHARES            AMOUNT
                                         -------------   ----------------    -------------   ----------------
Shares sold ........................       1,683,772      $  12,743,185        1,861,867      $  14,499,337
Shares issued in connection with the reinvestment of:
  Dividends from net investment
  income ...........................         862,708          6,544,010          383,600          2,983,011
                                          ----------      -------------       ----------      -------------
                                           2,546,480         19,287,195        2,245,467         17,482,348
Shares repurchased .................      (3,717,665)       (28,115,220)      (2,848,146)       (22,174,070)
                                          ----------      -------------       ----------      -------------
Net decrease .......................      (1,171,185)     $  (8,828,025)        (602,679)     $  (4,691,722)
                                          ----------      -------------       ----------      -------------

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1997                   DECEMBER 31, 1998
                                       --------------------------------    --------------------------------
CLASS B                                     SHARES            AMOUNT            SHARES            AMOUNT
                                         -------------   ----------------    -------------   ----------------
Shares sold ........................         331,564      $   2,500,094          530,845       $  4,138,179
Shares issued in connection with the reinvestment of:
  Dividends from net investment
  income ...........................          43,761            331,929           21,211            164,921
                                          ----------      -------------         --------       ------------
                                             375,325          2,832,023          552,056          4,303,100
Shares repurchased .................        (320,322)        (2,422,395)        (229,346)        (1,783,503)
                                          ----------      -------------         --------       ------------
Net increase .......................          55,003      $     409,628          322,710       $  2,519,597
                                          ----------      -------------         --------       ------------
Decrease derived from capital shares
  transactions .....................      (1,116,182)     $  (8,418,397)        (279,969)      $ (2,172,125)
                                          ==========      =============         ========       ============

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and the Shareholders of NEW ENGLAND MUNICIPAL INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Municipal Income Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      NEW ENGLAND MUNICIPAL INCOME FUND

                      SUPPLEMENT DATED JANUARY 18, 1999
   TO NEW ENGLAND BOND FUNDS CLASS A, B AND C PROSPECTUS DATED MAY 1, 1998

Effective January 1999, James S. Welch has replaced Nathan R. Wentworth as portfolio manager of New England Municipal Income Fund. Mr. Welch is a Senior Vice President of Back Bay Advisors and has been employed by the firm for over five years. He also serves as the portfolio manager of New England Intermediate Term Tax Free Fund of California, New England Massachusetts Tax Free Income Fund and New England Tax Free Income Fund of New York and as co-portfolio manager of New England Limited Term U.S. Government Fund.



                    NEW ENGLAND GOVERNMENT SECURITIES FUND
                                     AND
                NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

                    SUPPLEMENT DATED FEBRUARY 12, 1999 TO
      NEW ENGLAND BOND FUNDS CLASS A, B AND C SHARES AND CLASS Y SHARES
                        PROSPECTUSES DATED MAY 1, 1998

The following supplements the third paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Joel A. Damiani acts as lead portfolio manager and Scott A. Millimet acts as co-portfolio manager of the Government Securities Fund, and Mr. Millimet acts as lead portfolio manager and Mr. Damiani acts as co-portfolio manager of the Limited Term U.S. Government Fund.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

To learn more, and for a free prospectus, contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

                 This material is authorized for distribution to
                  prospective investors when it is preceded or
          accompanied by the Fund's current prospectus, which contains information about distribution charges, management
                   and other items of interest. Investors are
           advised to read the prospectus carefully before investing.

           New England Funds, L.P., and other firms selling shares of
          New England Funds are members of the National Association of
                Securities Dealers, Inc. (NASD). As a service to
      investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
              securities firms and their representatives. Investors
                   may obtain a copy by contacting the NASD at
                  800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

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         [LOGO](R)                                                Bulk Rate
   NEW ENGLAND FUNDS(R)                                          U.S. Postage
Where The Best Minds Meet(R)                                         Paid
                                                                 Brockton, MA
                                                                Permit No. 770
                                                              ------------------


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  Boston, Massachusetts

           02116
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